Exhibit 10.8

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL. SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS OFFEROR TO COMPLETE BLOCKS 12, 17, 23, 24, & 30 1. REQUISITION NUMBER 1000079320 PAGE 1 OF 11 2. CONTRACT NO. SPE2DP-20-D-0005 3. AWARD/EFFECTIVE DATE 2020 SEP 09 4. ORDER NUMBER 5. SOLICITATION NUMBER SPE2DP-19-R-0112 6. SOLICITATION ISSUE DATE 2020 MAR 06 7. FOR SOLICITATION INFORMATION CALL: a. NAME b. TELEPHONE NUMBER (No collect calls) 8. OFFER DUE DATE/LOCAL TIME 9. ISSUED BY DLA TROOP SUPPORT MEDICAL SUPPLY CHAIN PHARM FSA 700 ROBBINS AVENUE PHILADELPHIA PA 19111 USA Local Admin: [***] Email: [***] CODE 10. THIS ACQUISITION IS SMALL BUSINESS HUBZONE SMALL BUSINESS SERVICE-DISABLED VETERAN-OWNED SMALL BUSINESS UNRESTRICTED OR SET ASIDE: % FOR: WOMEN-OWNED SMALL BUSINESS (WOSB) ELIGIBLE UNDER THE WOMEN-OWNED SMALL BUSINESS PROGRAM NAICS: EDWOSB 8 (A) SIZE STANDARD: 11. DELIVERY FOR FOB DESTINATION UNLESS BLOCK IS MARKED SEE SCHEDULE 12. DISCOUNT TERMS Net 30 days 13a. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 700) 13b. RATING 14. METHOD OF SOLICITATION RFQ IFB RFP 15. DELIVER TO SEE SCHEDULE CODE 16. ADMINISTERED BY SEE BLOCK 9 Criticality: PAS : None CODE SPE2DP 17a. CONTRACTOR/OFFERER Valneva USA, Inc. 910 Clopper Rd Ste 160S GAITHERSBURG MD 20878-1361 USA TELEPHONE NO. 2404547265 CODE 43FM1 FACILITY CODE 18a. PAYMENT WILL BE MADE BY DEF FIN AND ACCOUNTING SVC BSM P O BOX 182317 COLUMBUS OH 43218-2317 USA CODE SL4701 17b. CHECK IF REMITTANCE IS DIFFERENT AND PUT SUCH ADDRESS IN OFFER 18b. SUBMIT INVOICES TO ADDRESS SHOWN IN BLOCK 18a UNLESS BLOCK BELOW IS CHECKED SEE ADDENDUM 19. ITEM NO. 20. SCHEDULE OF SUPPLIES/SERVICES 21. QUANTITY 22. UNIT 23. UNIT PRICE 24. AMOUNT See Schedule (Use Reverse and/or Attach Additional Sheets as Necessary) 25. ACCOUNTING AND APPROPRIATION DATA 26. TOTAL AWARD AMOUNT (For Govt. Use Only) 27a.SOLICITATION INCORPORATES BY REFERENCE FAR 52.212-1, 52.212-4. FAR 52.212-3 AND 52.212-5 ARE ATTACHED. ADDENDA ARE ARE NOT ATTACHED 27b.CONTRACT/PURCHASE ORDER INCORPORATES BY REFERENCE FAR 52.212-4. FAR 52.212-5 IS ATTACHED. ADDENDA ARE ARE NOT ATTACHED 28. CONTRACTOR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN 1 COPIES TO ISSUING OFFICE. CONTRACTOR AGREES TO FURNISH AND DELIVER ALL ITEMS SET FORTH OR OTHERWISE IDENTIFIED ABOVE AND ON ANY ADDITIONAL SHEETS SUBJECT TO THE TERMS AND CONDITIONS SPECIFIED HEREIN. 29. AWARD OF CONTRACT: REF. Valneva’s OFFER DATED 2020-Apr-01. YOUR OFFER ON SOLICITATION (BLOCK 5), INCLUDING ANY ADDITIONS OR CHANGES WHICH ARE SET FORTH HEREIN, IS ACCEPTED AS TO ITEMS: 30a. SIGNATURE OF OFFEROR/CONTRACTOR /s/ [***] 31a. UNITED STATES OF AMERICA (SIGNATURE OF CONTRACTING OFFICER) /s/ [***] 30b. NAME AND TITLE OF SIGNER (Type or print) [***] 30c. DATE SIGNED 9/3/2020 31b. NAME OF CONTRACTING OFFICER (Type or print) [***] 31c. DATE SIGNED 2020 SEP 09 AUTHORIZED FOR LOCAL REPRODUCTION PREVIOUS EDITION IS NOT USABLE STANDARD FORM 1449 (REV. 02/2012) Prescribed by GSA - FAR (48 CFR) 53.212

19. ITEM NO. 20. SCHEDULE OF SUPPLIES/SERVICES 21. QUANTITY 22. UNIT 23. UNIT PRICE 24. AMOUNT 32a. QUANTITY IN COLUMN 21 HAS BEEN (    ) RECEIVED (    ) INSPECTED (    ) ACCEPTED, AND CONFORMS TO THE CONTRACT, EXCEPT AS NOTED: 32b. SIGNATURE OF AUTHORIZED GOVERNMENT REPRESENTATIVE 32c. DATE 32d. PRINTED NAME AND TITLE OF AUTHORIZED GOVERNMENT REPRESENTATIVE 32e. MAILING ADDRESS OF AUTHORIZED GOVERNMENT REPRESENTATIVE 32f. TELEPHONE NUMBER OF AUTHORIZED GOVERNMENT REPRESENTATIVE 32g. E-MAIL OF AUTHORIZED GOVERNMENT REPRESENTATIVE 33. SHIP NUMBER (    ) PARTIAL (    ) FINAL 34. VOUCHER NUMBER 35. AMOUNT VERIFIED CORRECT FOR 36. PAYMENT (    ) COMPLETE (    ) PARTIAL (    ) FINAL 37. CHECK NUMBER 38. S/R ACCOUNT NO. 39. S/R VOUCHER NO. 40. PAID BY 41.a. I CERTIFY THIS ACCOUNT IS CORRECT AND PROPER FOR PAYMENT 41b. SIGNATURE AND TITLE OF CERTIFYING OFFICER 41C. DATE 42a. RECEIVED BY (Print) 42b. RECEIVED AT (Location) 42c. DATE REC’D (YY/MM/DD) 42d. TOTAL CONTAINERS STANDARD FORM 1449 (REV. 2/2012) [***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

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Form

1. Contract SPE2DP-20-D-0005 is the result of Valneva’s proposal submission dated April 1, 2020 in response to solicitation SPE2DP-19-D-0112. Valneva’s offer was revised via correspondences dated June 5, 2020 and June 16, 2020, a response to the Final Proposal Revision (FPR) dated July 17, 2020, and a response to the second FPR dated August 11, 2020. Valneva also signed amendment 0002 and returned it with their June 16, 2020 response.

2. This document represents the basic contract against which delivery orders may be placed.

3. Schedule of Supplies

Item Identification: Japanese Encephalitis Virus (JEV), Purified, Inactivated Vaccine, EA (1 pre-filled syringe), NDC 42515-0002-01, “IXIARO”

National Stock Number: (NSN 6505-01-607-7018)

Item: 0001

Description - Base Year

Minimum Quantity: [***] each

Maximum Quantity: [***] each

Unit Price: [***]

Minimum Contract Price (Base Year): [***]

Description -Option Year 1

Minimum Quantity: [***] each

Maximum Quantity: [***] each

Unit Price: [***]

Minimum Contract Price (Option Year 1): [***]

Description -Option Year 2

Minimum Quantity: [***] each

Maximum Quantity: [***] each

Unit Price: [***]

Minimum Contract Price (Option Year 2): [***]

[***]

4. The effective ordering period shall be from the date of award through one year thereafter.

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Form (CONTINUED)

5. Delivery shall be FOB Destination and delivered within 120 days from date of the delivery order.

6. [***]

7. Delivery destination (to be indicated on each delivery order):

Defense Logistics Agency Distribution, Susquehanna PA (DDSP)

Unit Set Assembly Operation

Bldg 89, Avenue U, Door 6

New Cumberland, PA 17070-5000

Attention: [***]

Defense Logistics Agency Distribution, Yokosuka Japan (DDYJ)

FLT ACT YOKOSUKA PH 01181468168344

HONCHO 1 CHOME YOKOSUKA SHI B 5010

YOKOSUKA JP 238-0041

8. Inspection and acceptance shall be at destination.

9. The guaranteed minimum (GM) quantity to be ordered during the base year is [***] each. The GM quantity for option year 1 is [***] each and [***] each for option year 2.

10. Valneva’s offer on solicitation SPE2DP-19-R-0112, including Amendment 0001, Amendment 0002 and correspondence dated June 5, 2020, June 16, 2020, a response to the Final Proposal Revision (FPR) dated July 17, 2020, and a response to the second FPR dated August 11, 2020 are made part of this contract and incorporated by reference.

Part 12 Clauses

52.212-5 CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUES OR EXECUTIVE ORDERS – COMMERCIAL ITEMS (JUN 2020) FAR

(a) The Contractor shall comply with the following Federal Acquisition Regulation (FAR) clauses. which are incorporated in this contract by reference, to implement provisions of law or Executive orders applicable to acquisitions of commercial items:

(1) 52.203-19, Prohibition on Requiring Certain Internal Confidentiality Agreements or Statements (Jan 2017) (section 7 43 of Division E, Title VII, of the Consolidated and Further Continuing Appropriations Act 2015 (Pub. L. 113-235) and its successor provisions in subsequent appropriations acts (and as extended in continuing resolutions)).

(2) 52.204-23, Prohibition on Contracting for Hardware, Software, and Services Developed or Provided by Kaspersky Lab and Other Covered Entities (Jul 2018) (Section 1634 of Pub. L. 115-91).

(3) 52.204-25, Prohibition on Contracting for Certain Telecommunications and Video Surveillance Services or Equipment. (AUG 2020) (Section 89(a)(1)(A) of Pub. L. 115-232).

(4) 52.209-10, Prohibition on Contracting with Inverted Domestic Corporations (Nov 2015)

(5) 52.233-3, Protest After Award (AUG 1996) (31 U.S.C. 3553).

(6) 52.233-4, Applicable Law for Breach of Contract Claim (OCT 2004) (Public Laws 108-77, 108-78 (19 U.S.C. 3805 note)).

(b) The Contractor shall comply with the FAR clauses in this paragraph (b) that the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items:

[Contracting Officer check as appropriate].

(1) 52.203-6, Restrictions on Subcontractor Sales to the Government (JUN 2020), with Alternate I (Oct 1995) (41 U.S.C. 4 704 and 10 U.S. C. 2402).

X (2) 52.203-13, Contractor Code of Business Ethics and Conduct (JUN 2020) (41 U.S.C. 3509)).

(3) 52.203-15, Whistleblower Protections under the American Recovery and Reinvestment Act of 2009 (June 2010) (Section 1553 of Pub. L. 111-5). (Applies to contracts funded by the American Recovery and Reinvestment Act of 2009.)

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Part 12 Clauses (CONTINUED)

X (4) 52.204-10, Reporting Executive Compensation and First-Tier Subcontract Awards (JUN 2020) (Pub. L. 109-282) (31 U.S.C. 6101 note).

(5) Reserved.

(6) 52.204-14, Service Contract Reporting Requirements (Oct 2016) (Pub. L. 111-117, section 743 of Div. C).

(7) 52.204-15, Service Contract Reporting Requirements for Indefinite-Delivery Contracts (Oct 2016) (Pub. L. 111-117, section 7 43 of Div. C).

X (8) 52.209-6, Protecting the Government’s Interest When Subcontracting with Contractors Debarred, Suspended, or Proposed for Debarment. (JUN 2020) (31 U.S.C. 6101 note).

X (9) 52.209-9, Updates of Publicly Available Information Regarding Responsibility Matters (Oct 2018) (41 U.S.C. 2313).

(10) Reserved.

(11)(i) 52.219-3, Notice of HUBZone Set-Aside or Sole-Source Award (MAR 2020) (15 U.S.C. 657a).

(ii) Alternate I (MAR 2020) of 52.219-3.

(12)(i) 52.219-4, Notice of Price Evaluation Preference for HUBZone Small Business Concerns (MAR 2020) (if the offeror elects to waive the preference, it shall so indicate in its offer) (15 U.S.C. 657a).

(ii) Alternate I (MAR 2020) of 52.219-4.

(13) Reserved

(14)(i) 52.219-6, Notice of Total Small Business Set-Aside (MAR 2020 (15 U.S.C. 644).

(ii) Alternate I {MAR 2020).

(iii) Alternate II (Nov 2011).

(15)(i) 52.219-7, Notice of Partial Small Business Set-Aside (MAR 2020) (15 U.S.C. 644).

(ii) Alternate I (MAR 2020) of 52.219-7. (iii) Alternate II (Mar 2004) of 52.219-7.

X (16) 52.219-8, Utilization of Small Business Concerns (Oct 2018) (15 U.S.C. 637(d)(2) and (3)).

(17)(i) 52.219-9, Small Business Subcontracting Plan (JUN 2020) (15 U.S.C. 637(d)(4)).

(ii) Alternate I (MAR 2020) of 52.219-9.

(iii) Alternate II (MAR 2020 of 52.219-9.

(iv) Alternate Ill (JUN 2020) of 52.219-9.

(v) Alternate IV (JUN 2020) of 52.219-9.

(18) 52.219-13, Notice of Set-Aside of Orders (MA 0) (15 U.S.C. 644(r)).

(19) 52.219-14. Limitations on Subcontracting (MAR 2020) (15 U.S.C. 637(a)(14)).

X (20) 52.219-16, Liquidated Damages—Subcon-tracting Plan (Jan 1999) (15 U.S.C. 637(d)(4)(F)(i)).

(21) 52.219-27, Notice of Service-Disabled Veteran-Owned Small Business Set-Aside (MAR 2020) (15 U.S.C. 657 f).

X (22) 52.219-28, Post Award Small Business Program Rerepresentation (MAR 2020) (15 U.S.C. 632(a)(2)).

(ii) Alternate I (MAR 2020) of 52.219-28. 43,500

(23) 52.219-29, Notice of Set-Aside for, or Sole Source Award to, Economically Disadvantaged Women-Owned Small Business (EDWOSB) Concerns (MAR 2020) (15 U.S.C. 637(m)). 43501

(24) 52.219-30, Notice of Set-Aside for, or Sole Source Award to, Women-Owned Small Business Concerns Eligible Under the Women-Owned Small Business Program (MAR 2020) (15 U.S.C. 637(m)).

(25) 52.219-32, Orders Issued Directly Under Small Business Reserves (MAR 2020) (15 U.S.C. 644®). 43526

(26) 52.219-33, Nonmanufacturer Rule (MAR 2020) (15 U.S.C. 637(a)(17)). 43527

X (27) 52.222-3, Convict Labor (June 2003) (E.O. 11755).

X (28) 52.222-19, Child Labor •-Cooperation with Authorities and Remedies (Jan 2020) (E.O. 13126).

X (29) 52.222-21, Prohibition of Segregated Facilities (Apr 2015).

X (30) 52.222-26, Equal Opportunity (Sept 2016) (E.O. 11246).

(ii) Alternate I (Feb 1999) of 52.222-26

X (31) 52.222-35, Equal Opportunity for Veterans (JUN 2020) (38 U.S.C. 4212).

_(ii) Alternate I (Jul 2014) of 52.222-35

X (32) (i) 52.222-36, Equal Opportunity for Workers with Disabilities (JUN 2020) (29 U.S.C. 793).

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Part 12 Clauses (CONTINUED)

_(ii) Alternate I (Jul 2014) of 52.222-36

(33) 52.222-37, Employment Reports on Veterans (JUN 2020) (38 U.S.C. 4212).

X (34) 52.222-40, Notification of Employee Rights Under the National Labor Relations Act (Dec 2010) (E.O. 13496).

X (35)(i) 52.222-50, Combating Trafficking in Persons (Mar 2015) (22 U.S.C. chapter 78 and E.O. 13627).

(ii) Alternate I (Mar 2015) of 52.222-50 (22 U.S.C. chapter 78 and E.O. 13627).

(36) 52.222-54, Employment Eligibility Verification (Oct 2015). (Executive Order 12989). (Not applicable to the acquisition of commercially available off-the-shelf items or certain other types of commercial items as prescribed in 22.1803.)

(37)(i) 52.223-9, Estimate of Percentage of Recovered Material Content for EPA -Designated Items (May 2008) (42 U.S.C. 6962(c)(3)(A)(ii)). (Not applicable to the acquisition of commercially available off-the-shelf items.)

(ii) Alternate I (May 2008) of 52.223-9 (42 U.S.C. 6962(i)(2)(C)). (Not applicable to the acquisition of commercially available off-the-shelf items.)

(38) 52.223-11, Ozone-Depleting Substances and High Global Warming Potential Hydrofluorocarbons (Jun 2016) (E.O. 13693).

(39) 52.223-12, Maintenance, Service, Repair, or Disposal of Refrigeration Equipment and Air Conditioners (Jun 2016) (E.O. 13693).

(40)(i) 52.223-13, Acquisition of EPEAT®-Registered Imaging Equipment (Jun 2014) (E.O.s 13423 and 13514).

(ii) Alternate I (Oct 2015) of 52.223-13.

(41)(i) 52.223-14, Acquisition of EPEAT®-Registered Televisions (Jun 2014) (E.O.s 13423 and 13514).

(ii) Alternate I (Jun 2014) of 52.223-14.

(42) 52.223-15, Energy Efficiency in Energy-Consuming Products (Dec 2007) (42 U.S.C. 8259b).

(43)(i) 52.223-16, Acquisition of EPEAT®-Registered Personal Computer Products (Oct 2015) (E.O.s 13423 and 13514).

(ii) Alternate I (Jun 2014) of 52.223-16.

X (44) 52.223-18, Encouraging Contractor Policies to Ban Text Messaging While Driving (JUN 2020) (E.O. 13513).

(45) 52.223-20, Aerosols (Jun 2016) (E.O. 13693).

(46) 52.223-21, Foams (Jun 2016) (E.O. 13693).

(47)(i) 52.224-3, Privacy Training (JAN 2017) (5 U.S.C. 552a).

(ii) Alternate I (JAN 2017) of 52.224-3.

(48) 52.225-1, Buy American —Supplies (May 2014) (41 U.S.C. chapter 83).

(49)(i) 52.225-3, Buy American —Free Trade Agreements – Israeli Trade Act (May 2014) (41 U.S.C. chapter 83, 19 U.S.C. 3301 note, 19 U.S.C. 2112 note, 19 U.S.C. 3805 note, 19 U.S.C. 4001 note, Pub. L. 103-182, 108-77, 108-78, 108-286, 108-302, 109-53, 109-169, 109-283, 110-138, 112-41, 112-42, and 112-43.

(ii) Alternate I (May 2014) of 52.225-3.

(iii) Alternate II (May 2014) of 52.225-3.

(iv) Alternate Ill (May 2014) of 52.225-3.

(50) 52.225-5, Trade Agreements (Oct 2016) (19 U.S.C. 2501, et seq., 19 U.S.C. 3301 note).

X (51) 52.225-13, Restrictions on Certain Foreign Purchases (June 2008) (E.O.’s, proclamations, and statutes administered by the Office of Foreign Assets Control of the Department of the Treasury).

(52) 52.225-26, Contractors Performing Private Security Functions Outside the United States (Oct 2016) (Section 862, as amended, of the National Defense Authorization Act for Fiscal Year 2008; 10 U.S.C. 2302 Note).

(53) 52.226-4, Notice of Disaster or Emergency Area Set-Aside (Nov 2007) (42 U.S.C. 5150).

(54) 52.226-5, Restrictions on Subcontracting Outside Disaster or Emergency Area (Nov 2007) (42 U.S.C. 5150).

(55) 52.232-29, Terms for Financing of Purchases of Commercial Items (Feb 2002) (41 U.S.C. 4505, 10 U.S.C. 2307(f)).

(56) 52.232-30, Installment Payments for Commercial Items (Jan 2017) (41 U.S.C. 4505, 10 U.S.C. 2307(f)).

X (57) 52.232-33, Payment by Electronic Funds Transfer —System for Award Management (Jul 2013) (31 U.S.C. 3332).

(58) 52.232-34, Payment by Electronic Funds Transfer —Other than System for Award Management (Jul 2013) (31 U.S.C. 3332).

(59) 52.232-36, Payment by Third Party (May 2014) (31 U.S.C. 3332).

(60) 52.239-1, Privacy or Security Safeguards (Aug 1996) (5 U.S.C. 552a).

(61) 52.242-5, Payments to Small Business Subcontractors (Jan 2017) (15 U.S.C. 637(d)(12)).

(62)(i) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (Feb 2006) (46 U.S.C. Appx. 1241 (b) and 10 U.S.C. 2631).

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Part 12 Clauses (CONTINUED)

(ii) Alternate I (Apr 2003) of 52.247-64.

(iii) Alternate II (Feb 2006) of 52.247-64.

(c) The Contractor shall comply with the FAR clauses in this paragraph (c), applicable to commercial services, that the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items:

[Contracting Officer check as appropriate]

(1) 52.222-17, Nondisplacement of Qualified Workers (May 2014) (E.O. 13495).

(2) 52.222-41, Service Contract Labor Standards (May 2014) (41 U.S.C. chapter 67).

(3) 52.222-42, Statement of Equivalent Rates for Federal Hires (May 2014) (29 U.S.C. 206 and 41 U.S.C. chapter 67).

(4) 52.222-43, Fair Labor Standards Act and Service Contract Labor Standards-Price Adjustment (Multiple Year and Option Contracts) (May 2014) (29 U.S.C. 206 and 41 U.S.C. chapter 67).

(5) 52.222-44, Fair Labor Standards Act and Service Contract Labor Standards —Price Adjustment (May 2014) (29 U.S.C. 206 and 41 U. S.C. chapter 67).

(6) 52.222-51, Exemption from Application of the Service Contract Labor Standards to Contracts for Maintenance, Calibration, or Repair of Certain Equipment —Requirements (May 2014) (41 U.S.C. chapter 67).

(7) 52.222-53, Exemption from Application of the Service Contract Labor Standards to Contracts for Certain Services –Requirements (May 2014) (41 U.S.C. chapter 67).

(8) 52.222-55, Minimum Wages Under Executive Order 13658 (Dec 2015).

(9) 52.222-62, Paid Sick Leave Under Executive Order 13706 (JAN 2017) (E.O. 13706).

(10) 52.226-6, Promoting Excess Food Donation to Nonprofit Organizations (JUN 2020) (42 U.S.C. 1792).

(d) Comptroller General Examination of Record. The Contractor shall comply with the provisions of this paragraph (d) if this contract was awarded using other than sealed bid, is in excess of the simplified acquisition threshold, and does not contain the clause at 52.215-2, Audit and Records -Negotiation.

(1) The Comptroller General of the United States, or an authorized representative of the Comptroller General, shall have access to and right to examine any of the Contractor’s directly pertinent records involving transactions related to this contract.

(2) The Contractor shall make available at its offices at all reasonable times the records, materials, and other evidence for examination, audit, or reproduction, until 3 years after final payment under this contract or any shorter period specified in FAR subpart 4.7, Contractor Records Retention, of the other clauses of this contract. If this contract is completely or partially terminated, the records relating to the work terminated shall be made available for 3 years after any resulting final termination settlement. Records relating to appeals under the disputes clause or to litigation or the settlement of claims arising under or relating to this contract shall be made available until such appeals, litigation, or claims are finally resolved.

(3) As used in this clause, records include books, documents, accounting procedures and practices, and other data, regardless of type and regardless of form. This does not require the Contractor to create or maintain any record that the Contractor does not maintain in the ordinary course or business or pursuant to a provision of law.

(e)(1) Notwithstanding the requirements of the clauses in paragraphs (a), (b), (c), and (d) of this clause, the Contractor is not required to flow down any FAR clause, other than those in this paragraph (e)(1) in a subcontract for commercial items. Unless otherwise indicated below, the extent of the flow down shall be as required by the clause —

(i) 52.203-13, Contractor Code of Business Ethics and Conduct (JUN 2020) (41 U.S.C. 3509).

(ii) 52.203-19, Prohibition on Requiring Certain Internal Confidentiality Agreements or Statements (Jan 2017) (section 743 of Division E, Title VII, of the Consolidated and Further Continuing Appropriations Act, 2015 (Pub. L. 113-235) and its successor provisions in subsequent appropriations acts (and as extended in continuing resolutions)).

(iii) 52.204-23, Prohibition on Contracting for Hardware, Software, and Services Developed or Provided by Kaspersky Lab and Other Covered Entities (Jul 2018) (Section 1634 of Pub. L. 115-91).

(iv) 52.204-25, Prohibition on Contracting for Certain Telecommunications and Video Surveillance Services or Equipment. (AUG 2020) (Section 889(a)(1)(A) of Pub. L. 115-232).

(v) 52.219-8, Utilization of Small Business Concerns (Nov 2016) (15 U.S.C. 637(d)(2) and (3)), in all subcontracts that offer further subcontracting opportunities. If the subcontract (except subcontracts to small business concerns) exceeds $700,000 ($1.5 million for construction of any public facility), the subcontractor must include 52.219-8 in lower tier subcontracts that offer subcontracting opportunities.

(vi) 52.222-17, Nondisplacement of Qualified Workers (May 2014) (E.O. 13495). Flow down required in accordance with paragraph (I) of FAR clause 52.222-17.

(vii) 52.222-21, Prohibition of Segregated Facilities (Apr 2015)

(viii) 52.222-26, Equal Opportunity (Sept 2016) (E.O. 11246).

(ix) 52.222-35, Equal Opportunity for Veterans (JUN 2020) (38 U.S.C. 4212).

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Part 12 Clauses (CONTINUED)

(x) 52.222-36, Equal Opportunity for Workers with Disabilities (JUN 2020) (29 U.S.C. 793).

(xi) 52.222-37, Employment Reports on Veterans (JUN 2020) (38 U.S.C. 4212)

(xii) 52.222-40, Notification of Employee Rights Under the National Labor Relations Act (Dec 2010) (E.O. 13496). Flow down required in accordance with paragraph (f) of FAR clause 52.222-40.

(xiii) 52.222-41, Service Contract Labor Standards (May 2014) (41 U.S.C. chapter 67).

(xiv) 52.222-50, Combating Trafficking in Persons (Mar 2015) (22 U.S.C. chapter 78 and E.O 13627). Alternate I (Mar 2015) of 52.222-50 (22 U.S.C. chapter 78 and E.O 13627).

(xv) 52.222-51, Exemption from Application of the Service Contract Labor Standards to Contracts for Maintenance, Calibration, or Repair of Certain Equipment-Requirements (May 2014) (41 U.S.C. chapter 67).

(xvi) 52.222-53, Exemption from Application of the Service Contract Labor Standards to Contracts for Certain Services-Requirements (May 2014) (41 U.S.C. chapter 67).

(xvii) 52.222-54, Employment Eligibility Verification (Oct 2015) (E.O. 12989).

(xviii) 52.222-55, Minimum Wages Under Executive Order 13658 (Dec 2015).

(xix) 52.222-62, Paid Sick Leave Under Executive Order 13706 (Jan 2017) (E.O. 13706).

(xx)(A) 52.224-3, Privacy Training (Jan 2017) (5 U.S.C. 552a).

(B) Alternate I (Jan 2017) of 52.224-3.

(xxi) 52.225-26, Contractors Performing Private Security Functions Outside the United States (Oct 2016) (Section 862, as amended, of the National Defense Authorization Act for Fiscal Year 2008; 10 U.S.C. 2302 Note).

(xxii) 52.226-6, Promoting Excess Food Donation to Nonprofit Organizations (JUN 2020) (42 U.S.C. 1792). Flow down required in accordance with paragraph (e) of FAR clause 52.226-6.

(xxiii) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (Feb 2006) (46 U.S.C. Appx. 1241 (b) and 10 U.S.C. 2631). Flow down required in accordance with paragraph (d) of FAR clause 52.247-64.

(2) While not required, the Contractor may include in its subcontracts for commercial items a minimal number of additional clauses necessary to satisfy its contractual obligations.

52.204-19 INCORPORATION BY REFERENCE OF REPRESENTATIONS AND CERTIFICATIONS (DEC 2014) FAR

52.204-25 Prohibition on Contracting for Certain Telecommunications and Video Surveillance Services or Equipment.

*****

Prohibition on Contracting for Certain Telecommunications and Video Surveillance Services or Equipment (AUG 2020)

(a) * * *

Backhaul means intermediate links between the core network, or backbone network, and the small subnetworks at the edge of the network (e.g., connecting cell phones/towers to the core telephone network). Backhaul can be wireless (e.g., microwave) or wired (e. g., fiber optic, coaxial cable, Ethernet).

*****

Interconnection arrangements means arrangements governing the physical connection of two or more networks to allow the use of another’s network to hand off traffic where it is ultimately delivered (e.g., connection of a customer of telephone provider A to a customer of telephone company B) or sharing data and other information resources.

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Part 12 Clauses (CONTINUED)

Reasonable inquiry means an inquiry designed to uncover any information in the entity’s possession about the identity of the producer or provider of covered telecommunications equipment or services used by the entity that excludes the need to include an internal or third-party audit.

Roaming means cellular communications services (e.g., voice, video, data) received from a visited network when unable to connect to the facilities of the home network either because signal coverage is too weak or because traffic is too high.

* * * * *

(b) Prohibition. (1) Section 889(a)(1)(A) of the John S. McCain National Defense Authorization Act for Fiscal Year 2019 (Pub. L. 115-232) prohibits the head of an executive agency on or after August 13, 2019, from procuring or obtaining, or extending or renewing a contract to procure or obtain, any equipment, system, or service that uses covered telecommunications equipment or services as a substantial or essential component of any system, or as critical technology as part of any system. The Contractor is prohibited from providing to the Government any equipment. system, or service that uses covered telecommunications equipment or services as a substantial or essential component of any system, or as critical technology as part of any system, unless an exception at paragraph (c) of this clause applies or the covered telecommunication equipment or services arc covered by a waiver described in FAR 4.2104.

(2) Section 889(a)(1)(B) of the John S. McCain National Defense Authorization Act for Fiscal Year 2019 (Pub. L. 115-232) prohibits the head of an executive agency on or after August 13, 2020, from entering into a contract, or extending or renewing a contract, with an entity that uses any equipment, system, or service that uses covered telecommunications equipment or services as a substantial or essential component of any system, or as critical technology as part of any system, unless an exception at paragraph (c) of this clause applies or the covered telecommunication equipment or services are covered by a waiver described in FAR 4.2104. This prohibition applies to the use or covered telecommunications equipment or services, regardless of whether that use Is in performance of work under a Federal contract.

252.204-7009 LIMITATIONS ON THE USE OR DISCLOSURE OF THIRD-PARTY CONTRACTOR REPORTED CYBER INCIDENT INFORMATION (OCT 2016) DFARS

252.204-7012 SAFEGUARDING COVERED DEFENSE INFORMATION AND CYBER INCIDENT REPORTING (DEC Z019) DFAR5

252.232-7010 LEVIES ON CONTRACT PAYMENTS (DEC 2006) DFARS

52.247-34 F.O.B. DESTINATION (NOV 1991) FAR

52.232-40 PROVIDING ACCELERATED PAYMENTS TO SMALL BUSINESS SUBCONTRACTORS (DEC 2013) FAR

252.232-7006 WIDE AREA WORKFLOW PAYMENT INSTRUCTIONS (DEC 2018) DFARS

(a) Definitions. As used in this clause-

“Department of Defense Activity Address Code (DoDAAC)” is a six position code that uniquely identifies a unit, activity, or organization.

“Document type” means the type of payment request or receiving report available for creation in Wide Area WorkFlow (WAWF).

“Local processing office (LPO)” is the office responsible for payment certification when payment certification is done external to the entitlement system.

(b) Electronic invoicing. The WAWF system is the method to electronically process vendor payment requests and receiving reports, as authorized by DFARS 252.232-7003, Electronic Submission of Payment Requests and Receiving Reports.

(c) WAWF access. To access WAWF, the Contractor shall-

(1) Have a designated electronic business point of contact in the System for Award Management at https://www.acguisjtion.gov; and

(2) Be registered to use WAWF at https://wawf.eb.mil/ following the step-by-step procedures for self-registration available at this web site.

(d) WAWF training. The Contractor should follow the training instructions of the WAWF Web-Based Training Course and use the Practice Training Site before submitting payment requests through WAWF. Both can be accessed by selecting the “Web Based Training” link on the WAWF home page at https://wawf.eb.mil/

(e) WAWF methods of document submission. Document submissions may be via web entry, Electronic Data Interchange, or File Transfer

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Part 12 Clauses (CONTINUED)

Protocol.

(f) WAWF payment instructions. The Contractor must use the following information when submitting payment requests and receiving reports in WAWF for this contract/order:

(1) Document type. The Contractor shall use the following document type(s).

Invoice and Receiving Report Combo

(Contracting Officer: Insert applicable document type(s).

Note: If a “Combo” document type is identified but not supportable by the Contractor’s business systems, an “Invoice” (stand-alone) and “Receiving Report” (stand-alone) document type may be used instead.)

(2) Inspection/acceptance location. The Contractor shall select the following inspection/acceptance location(s) in WAWF, as specified by the contracting officer.

Destination

(Contracting Officer: Insert inspection and acceptance locations or “Not applicable.*)

(3) Document routing. The Contractor shall use the information in the Routing Data Table below only to fill in applicable fields in WAWF when creating payment requests and receiving reports in the system.

Routing Data Table*

Field Name in WAWF	Data to be entered in WAWF
Pay Official DoDAAC	SL4701
Issue By DoDAAC	SPE2DP
Admin DoDAAC	SPE2DP
Inspect By DoDAAC	N/A
Ship To Code	See Delivery Order
Ship From Code	N/A
Mark For Code	N/A
Service Approver (DoDAAC)	N/A
Service Acceptor (DoDAAC)	N/A
Accept at Other DoDAAC	N/A
LPO DoDAAC	N/A
DCAA Auditor DoDAAC	N/A
Other DoDAAC(s)	N/A

(*Contracting Officer: Insert applicable DoDAAC information or “See schedule” if multiple ship to/acceptance locations apply, or “Not applicable.”)

(4) Payment request and supporting documentation. The Contractor shall ensure a payment request includes appropriate contract line item and subline item descriptions of the wo performed or supplies delivered, unit price/cost per unit, fee (if applicable), and all relevant back-up documentation, as defined in D FARS Appendix F, (e.g. timesheets) in support of each payment request.

(5) WAWF email notifications. The Contractor shall enter the e-mail address identified below in the “Send Additional Email Notifications” field of WAWF once a document is submitted in the system.

[***]

(Contracting Officer: Insert applicable email addresses or “Not applicable.”)

(g) WAWF point of contact.

(1) The Contractor may obtain clarification regarding invoicing in WAWF from the following contracting activity’s WAWF point of contact.

[***]

(Contracting Officer: Insert applicable information or “Not applicable.”)

(2) For technical WAWF help, contact the WAWF helpdesk at 866-618-5988.

(End of clause)

52.233-3 PROTEST AFTER AWARD (AUG 1996) FAR

252.244-7000 SUBCONTRACTS FOR COMMERCIAL ITEMS (JUN 2013) DFARS

52.253-1 COMPUTER GENERATED FORMS (JAN 1991) FAR

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Part 12 Clauses (CONTINUED) 252.204-7018 PROHIBITION ON THE ACQUISITION OF COVERED DEFENSE TELECOMMUNICATIONS EQUIPMENT OR SERVICES (DEC 2019) DFARS

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